PROSPECTUS


                                 CSI Equity Fund
                              CSI Fixed Income Fund











                                   Series' of

                             THE WORLD FUNDS, INC.
                             a "Series" Investment Company


                             CSI Capital Management

                               Financial Advisors
                               Investment Counsel




                                Prospectus Dated
                                 March 30, 1999




















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.


                                TABLE OF CONTENTS

                                                        PAGE
RISK RETURN SUMMARY. . . . . . . . . . . . . . . . . . .  2
  CSI EQUITY FUND. . . . . . . . . . . . . . . . . . . .  3
  CSI FIXED INCOME FUND. . . . . . . . . . . . . . . . .  3
FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . .  4
INVESTMENT OBJECTIVES PRINCIPAL STRATEGIES AND RISKS . .  5
  THE EQUITY FUND. . . . . . . . . . . . . . . . . . . .  5
  THE FIXED INCOME FUND. . . . . . . . . . . . . . . . .  6
  OTHER PRINCIPAL RISKS. . . . . . . . . . . . . . . . .  7
MANAGEMENT ORGANIZATIONA AND CAPITAL STRUCTURE . . . . .  7
SHAREHOLDER INFORMATION. . . . . . . . . . . . . . . . .  8
  PURCHASING SHARES. . . . . . . . . . . . . . . . . . .  8
  REDEEMING SHARES . . . . . . . . . . . . . . . . . . .  9
  DISTRIBUTION AND TAXES . . . . . . . . . . . . . . . . 10
DISTRIBUTION ARRANGEMENTS. . . . . . . . . . . . . . . . 10
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . 10
  CSI EQUITY FUND. . . . . . . . . . . . . . . . . . . . 11
  CSI FIXED INCOME FUND. . . . . . . . . . . . . . . . . 12

RISK RETURN SUMMARY
CSI EQUITY FUND (the "Equity Fund")


Investment Objective:   Growth of Capital.

Principal Investment    Under normal market conditions, the Equity Fund will
Strategies:             invest at least 65% of its assets in common stocks or
                        securities convertible into common stocks, on a global basis (within the U.S. and in other countries). With respect to its foreign investments, the Equity Fund may invest in American Depositary Receipts ("ADRs") or directly in securities in the individual markets. The
                        Equity Fund will not concentrate in any one industry.

Principal Risks:        The principal risk of investing in the Equity Fund is
                        that the value of its investments are subject to market, economic and business risk that may cause the Equity Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Equity Fund could decline. There is no assurance that the investment adviser will achieve the objective of the Equity Fund.

                        The Equity Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        You may want to invest in the Equity Fund if you are seeking long-term capital growth and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Equity Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                        An investment in the Equity Fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         The bar chart and table below  provide an indication of
                        the risks of investing in the Equity Fund. The bar chart shows the performance for the initial calendar year. The table compares the performance of the Equity Fund and the Lipper Global Funds Index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of its portfolio securities outside of the United States and may own U.S. securities as well. Keep in mind that past performance may not indicate how well the Equity Fund will perform in the future.

                        During the period shown in the bar chart, the highest return for a calendar quarter was 12.30% (quarter ending 3/31/98) and the lowest return for the quarter was -14.32% (quarter ending 9/30/98).

(Graph goes here)

CSI Equity Fund         1998
                        ----
Total Return            26.10%

(End of Graph)


          ---------------------------------------------------------------------
           Average Annual Total   Past One Year        Since Inception
                 Returns*
          (for the period ending                      (October 15, 1997)
            December 31, 1998)
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          CSI Equity Fund            26.10%                 21.11%
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          Lipper Global Funds        14.63%                 7.88%
          Indices
          ---------------------------------------------------------------------

*The year-to-date return for the Fund's fiscal year from September 1, 1998 to the end of the most recent quarter, February 28, 1999 is 24.90%.

** This index is an unmanaged index, assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.


CSI FIXED INCOME FUND (the "Fixed Income Fund")

Investment Objective:   Current Income

Principal Investment    The Fixed Income Fund will invest in debt securities,
Strategies:             including obligations issued or guaranteed by the U.S.
                        Government,    its    agencies,     authorities,     and
                        instrumentalities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S. Under normal market conditions, at least 65% of the Fixed Income Fund's assets will be invested in securities rated, at the time of purchase, AA or higher by Moody's Investors Services, Inc. or Standard & Poor's
                        Corporation or unrated securities which the Advisor believes to be of comparable quality.

Principal               Risk:  The  principal  risk of  investing  in the  Fixed
                        Income Fund is that the value of its investments are subject to interest rate risk that may cause the NAV to fluctuate over time. Therefore, the value of the Fixed
                        Income Fund could decline. There is no assurance that the Fixed Income Fund will achieve its objective.

                        You may want to invest in the Fixed Income Fund if you are seeking current income and are willing to accept share prices that may fluctuate over the short-term. The Fixed Income Fund will not be appropriate if you are seeking growth of capital over the long-term.

                        An investment in the Fixed Income Fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Equity Fund and the Fixed Income Fund (collectively, the "Funds"). There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                            Equity Fund       Fixed Income Fund

Maximum Sales Charge (load) on Purchases        None              None

Sales Charge (load) on Reinvested Dividends     None              None
Redemption Fees*                                1.0%**            None

Exchange Fees***                                None              None

* A shareholder electing to redeem shares via telephone request will be charged $10.00 for each such redemption request.

**A one percent redemption fee is deducted from the proceeds of Equity Fund shares redeemed less than one year after purchase. This redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Equity Fund.

*** A shareholder will be charged a $10.00 fee for each telephone exchange.

Annual Operating Expenses (Expenses that are deducted from Funds' assets)

                                    Equity Fund       Fixed Income Fund

Management Fee                            1.00%             1.00%*
Distribution and Service (12b-1) Fees     None              None
Other Operating Expenses                  0.50%             0.51%
  Total Fund Operating Expenses           1.50%             1.51%

* The Advisor has voluntarily agreed to waive its fees or reimburse Fund expenses to hold the total expenses to 1% through December 31, 1999.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent that a fund increases in size, its Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale. The following expense example shows the expenses that you could pay over time, and will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 and that you earn a 5% annual return, with no change in expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions your costs would be:









                          1 Year       3 Year     5 Year       10 Year
                          ------       ------      ------      ------
CSI Equity Fund
    With Redemption Fee    $ 253       $ 474      $ 818         $1,791
    W/O Redemption Fee     $ 153       $ 474      $ 818         $1,791
    Expenses - net*        $ 152       $ 471      $ 813         $1,779

CSI Fixed Income Fund      $ 154       $ 477      $ 824         $1,802
    Expenses - net**       $ 102       $ 318      $ 552         $1,225

*Expenses reflect the effect of custodian credits to offset custodian fees.

**Expenses reflect the effect of management fee waivers and custodian credits to offset custodian fees.


INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

THE EQUITY FUND


The investment objective of the Equity Fund is to achieve growth of capital by investing in a portfolio of common stocks and securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Equity Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The portfolio of the Equity Fund will be diversified. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Equity Fund's investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers. It is more expensive for U.S. investors to trade in foreign markets than in U.S. markets. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of global mutual funds are usually higher than those of mutual funds that invest only in U.S. securities.

The Equity Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of CSI Capital Management (the "Advisor"), the Equity Fund's investment adviser, in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

The Advisor considers its universe of recommended stock to be worldwide in scope. Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the Advisor believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the Advisor's decision making process.

While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term obligations of the U.S. Government (and its agencies) or other forms of indebtedness, such as bonds, certificates of deposits or repurchase agreements. The Equity Fund has authority to invest up to 100% of its assets in such short term instruments for temporary or defensive purposes in response to extreme or adverse market, economic or other conditions. The Advisor does not anticipate exercising this authority, but reserves the right to do so. When the Equity Fund is in a temporary defensive position, it may not achieve its investment objective.


THE FIXED INCOME FUND

The Fixed Income Fund seeks current income by investing in debt securities. The Fixed Income Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Under normal market conditions, at least 65% of the Fixed Income Fund's assets will be invested in securities rated, at the time of purchase, AA or higher by Moody's Investment Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated securities which the Advisor believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. Securities rated below investment grade entail greater risk than investment grade debt securities. After purchase by the Fixed Income Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

The selection of bonds for the Fixed Income Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its portfolio securities or debt obligations until maturity for short-term securities or obligations and until market conditions, in the judgment of the Advisor, make sale of the other securities or obligations advantageous to the Fixed Income fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, (longer term securities are subject to greater price fluctuations). Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.


OTHER PRINCIPAL RISKS

Year 2000 Issue

Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company. The Advisor has reviewed the types of securities and debt obligations held as investments by the Funds to determine the impact of the Year 2000 Issue on the returns and relative safety of principal of such securities and debt obligations. Based on this review, the Advisor does not believe the Year 2000 Issue poses any substantial risk for such returns and safety of principal.

European Currency

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If either of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.


MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

CSI Capital Management, Inc. (the "Advisor") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Funds. Since the Funds' inception on October 14, 1997, Leland Faust has been primarily responsible for the day to day management of the Funds. Prior to the Funds' inception, the Advisor had no previous experience in managing a mutual fund. However, the Advisor has been in existence since 1978 and as of December 30, 1998 has approximately $195 million under management. Mr. Faust has been President of the Advisor since its formation.

The Advisor is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and execution of orders.

Each Fund pays the Advisor a monthly investment advisory fee at an annual rate of 1% of the average daily net assets. However, the Advisor has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain its total operating expenses at an annual rate not to exceed 1%. This voluntary arrangement continues through December 31, 1999.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the number of shares outstanding.

Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depository Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem fund shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such time.

PURCHASING SHARES

Shares of the Funds may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of a fund from a securities broker dealer, the investor may be charged a transaction fee through that broker dealer. The minimum initial investment in the Funds is $1,000 and additional investments must be $50 or more. The Funds retain the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") together with your check payable to the applicable Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. The account application form which accompanies this prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the receipt by the Transfer Agent of the redemption request in proper order. A one percent redemption fee is deducted from proceeds of Equity Fund shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the applicable Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address then stated on your account application. Signature guarantees are used to help protect you and the applicable Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. If you are uncertain about this requirement, please call the Transfer Agent to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone if you request this service at the time you complete the initial account application. If you request this service at a later date, your request must be in writing, sent to the Transfer Agent with a signature guarantee. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time without notice by the Transfer Agent.

Should you wish your redemption proceeds to be wired, you must provide the following information to the Transfer Agent: your name, Fund account number, your account number at your bank and wire information from your bank.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares in each Fund for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared annually by the Equity Fund and monthly by the Fixed Income Fund. Each of the Funds intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.


Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.


DISTRIBUTION AND TAXES


In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in October, November, or December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number ("TIN") or certify that your TIN is correct, or if the IRS instructs a Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of debt securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. The shares are offered and sold without any sales charges imposed by the Equity Fund, Fixed Income Fund or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 CSI Equity Fund
                              CSI Fixed Income Fund


FINANCIAL HIGHLIGHTS SECTION - ITEM 9

The following table provides financial highlights for the Funds for the period presented. The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back card page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

CSI EQUITY FUND
FINANCIAL
HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------



                                           Period ended
                                           August 31, 1999*

                                           -----------
Per Share Operating Performance
Net asset value, beginning of period       $10.00
                                           ----------
Income from investment operations-
   Net investment income                     0.02
   Net realized and unrealized
     loss on investments                    (0.14)
                                           ----------
                                           ----------
   Total from investment operations         (0.12)
                                           ----------
Less distributions-
   Distributions from net investment income    --
   Distributions from capital gains            --
                                           ----------
   Total distributions                         --
                                           ----------
                                           ==========
Net asset value, end of period               $9.88
                                           ==========

Total Return                                 (1.20%)
Ratios/Supplemental Data
   Net assets, end of period (000's)         $26,576
   Ratio to average net assets-
   Expenses (A)                                1.50%**
   Expenses-net                                1.49%**
   Net investment income                       0.42%**
Portfolio turnover rate                        8.16%

------------------

* Commencement of operations October 15, 1997
** Annualized

(A) Expense ratio has been increased to include custodian credits.

(B) Exepnse ratio - net reflects the effec of the custodian fee credits the fund received.



CSI FIXED INCOME FUND
FINANCIAL
HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------




                                                Period Ended
                                                August 31,1998*
                                                  -----------
Per Share Operating Performance
Net asset value,beginning of period                  $10.00
                                                   ----------
Income from investment operations-
   Net investment income                               0.22
   Net realized and unrealized gain on investments     0.26
                                                    ----------
                                                    ----------
   Total from investment operations                    0.48
                                                    ----------
Less distributions-
   Distributions from net investment income             --
   Distributions from capital gains                     --
                                                    ----------
   Total distributions                                  --
                                                    ----------
                                                    ==========
Net asset value, end of period                        $10.48
                                                    ==========

Total Return                                           4.80%
Ratios/Supplemental Data
   Net assets, end of period (000's)                 $33,900
Ratio to average net assets - (A)
   Expenses (B)                                        1.51%**
   Expenses- net (C)                                   1.00%**
   Net investment income                               4.34%**
Portfolio turnover rate                                0.00%**

------------------

* Commencement of operations January 27, 1998
** Annualized

(A) Management Fee waivers reduced the expense ratios and increased the net investment income ratio by .50%

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.




For investors who want more information about the Funds, the following documents are available free upon request:

Annual & Semiannual Reports:
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can receive free copies of reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds directly at:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

You can review and copy the Funds' reports and SAIs at the Public Reference Room of the SEC. You can receive text-only copies:

    For a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330

    Free from the SEC's Internet Website at http://www.sec.gov.

(Investment Company Act file no. 811-8255)



                              THE WORLD FUNDS, INC.
                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 1-800-527-9525
                       STATEMENT OF ADDITIONAL INFORMATION
                                 CSI EQUITY FUND
                              CSI FIXED INCOME FUND

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus of the CSI Equity Fund and the CSI Fixed Income Fund dated March 30, 1999. The prospectus may be obtained by writing to The World Funds, Inc. 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

      The date of this SAI is March 30, 1999.

                                TABLE OF CONTENTS

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS. . . . . . . . . . . 3

      INVESTMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . .3

      STRATEGIES AND RISKS . . . . . . . . . . . . . . . . . . . . . . . 3

      INVESTMENT PROGRAMS. . . . . . . . . . . . . . . . . . . . . . . . 3

            CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . . .3
            WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . . .4
            ILLIQUID SECURITIES. . . . . . . . . . . . . . . . . . . . . 4
            DEPOSITARY RECEIPTS. . . . . .. . . . . . . . . . . . . . . .4
            U.S. GOVERNMENT SECURITIES. . . . . . . . . . . . . . . . . .5
            MUNICIPAL SECURITIES. . . . . . . . . . . . . . . . . . . . .5
            CORPORATE DEBT SECURITIES. . . . . . . . . . . . . . . . . . 5
            ZERO-COUPON SECURITIES. . .. . . . . . . . . . . . . . . . . 6
            INTERNATIONAL BONDS. . . . . . . . . . . . . . . . . . . . . 6
            REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . 6
            OTHER INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . 7

      INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . 7

            FUNDAMENTAL POLICIES OR RESTRICTIONS . . . . . . . . . . . . 7
            NON-FUNDAMENTAL POLICIES OR RESTRICTIONS . . . . . . . . . . 8

MANAGEMENT OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . 8

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . 11

INVESTMENT ADVISOR AND ADVISORY AGREEMENTS. . . . . . . . . . . . . . . .12
 .

MANAGEMENT-RELATED SERVICES. . . . . . . . . . . . . . . . . . . . . . . 12

      ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . .12
      CUSTODIAN AND ACCOUNTING SERVICES . . . . . . . . . . . . . . . . .12
      TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .13
      DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . 14
 .

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . .14

PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . . . . .15

CAPITAL STOCK AND DIVIDENDS. . . . . . . . . . . . . . . . . . . . . . . 15

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES. . . . . . . . . . . . .16
 .

TAX STATUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
 .

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . .21
 .

FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 23
 . .

GENERAL INFORMATION

      The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"). As used in this SAI, the Equity Fund and the Fixed Income Fund are collectively the "Funds" and individually a "Fund". Each Fund is a separate investment portfolio or series of the Company. See "Capital Stock" in this SAI. Each Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of the Funds' investment objectives and policies. Each Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Equity Fund's investment objective is to achieve growth of capital. The Fixed Income Fund's investment objective is to seek current income. All investments entail some market and other risks and there is no assurance that a Fund's investment objective will be realized. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Funds have to pay more for a convertible security than the value of the underlying common stock. The Equity Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants: The Equity Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

American Depositary Receipts: The assets of the Equity Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Equity Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Equity Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S. Government Securities: The Funds may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Municipal Securities: The Fixed Income Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities: The Funds may invest in Corporate debt securities. The Fixed Income Fund will invest in securities rated AA or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which CSI Capital Management, Inc., the Funds' investment adviser (the "Advisor") believes to be of comparable quality. The Equity Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S&P; or foreign securities not subject to standard credit ratings, which in the judgment of the Advisor, will be "investment grade" issues. Securities rated as BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Zero Coupon Securities: The Funds may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds: International bonds are defined as bonds issued in countries other than the United States. The Fixed Income Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fixed Income Fund will invest in investment grade instruments that will bear the rating of AA or higher by S&P or by Moody's at the time of purchase, or unrated securities which the Advisor believes to be of comparable quality. However, the Fixed Income Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality) as stated in the prospectus.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fixed Income Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of debt securities in which the Fixed Income Fund invests. Under a repurchase agreement, a fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a fund. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or both of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

(1) Invest in companies for the purpose of exercising management or control; (2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;
(3) Purchase or sell commodities or commodity contracts; (4) Invest in interests in oil, gas, or other mineral exploration or development programs;
(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;
(6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);
(7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;
(8) Invest more than 25% of its total assets in securities of companies in the same industry;
(9) Participate on a joint or a joint and several basis in any securities trading account;
(10)Engage in short sales;
(11)Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;
(12)Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;
(13)Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and
(14)Make loans, except that the Fixed Income Fund may enter into repurchase agreements secured by the U.S. Government or Agency securities.
(15)Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities; (2) Engage in arbitrage transactions; or (3) Purchase or sell options.

In applying the fundamental and policy concerning concentration:

(1) The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address        Position(s) Held    Principal Occupation(s)
and Birthdate        With Registrant     During the Past 5 Years
-----------------------------------------------------------------------

*John Pasco, III     Chairman, Director   Mr. Pasco is Treasurer and
1500 Forest Avenue   and Treasurer        Director of Commonwealth
Richmond, VA 23229                        Shareholder Services, Inc.,
(4/10/45)                                 the Company's Administrator, ("CSS")
                                          since 1985; President and Director of
                                          First Dominion Capital Corp.,
                                          ("FDCC") the Company's principal
                                          underwriter.  Director and
                                          shareholder of Fund Services Inc.,
                                          the Company's Transfer and Disbursing
                                          Agent, since 1987; shareholder of
                                          Commonwealth Fund Accounting, Inc.
                                          which provides bookkeeping services
                                          to Star Bank; and Chairman, Director
                                          and Treasurer of Vontobel Funds,
                                          Inc., a registered investment company
                                          since March, 1997.  Mr. Pasco is also
                                          a certified public accountant.

Samuel Boyd, Jr.        Director          Mr. Boyd is Manager of the
10808 Hob Nail Court                      Customer Services Operations and
Potomac, MD. 20854                        Accounting Division of the
(9/18/40)                                 Potomac Electric Power Company
                                          since August, 1978; and Director of
                                          Vontobel Funds, Inc., a registered
                                          investment company since March,
                                          1997. Mr. Boyd is also a certified
                                          public accountant.

William E. Poist        Director          Mr. Poist is a financial and tax
5272 River Road                           consultant through his firm,
Bethesda, MD. 20816                       Management Consulting for
(6/11/36)                                 Professionals since 1968;  Director
                                          of Vontobel Funds, Inc., a registered
                                          investment company since March,
                                          1997. Mr. Poist is also a certified
                                          public accountant.

Paul M. Dickinson       Director          Mr. Dickinson is President of
8704 Berwickshire                         Alfred J. Dickinson, Inc. Realtors
Drive                                     since April, 1971; and Director of
Richmond, VA  23229                       Vontobel Funds, Inc. a
(11/11/47)                                registered investment company
                                          since March, 1997.

*Jane H. Williams     Vice President of   Ms. Williams is the Executive
3000 Sand Hill Road   the  Company and    Vice President of Sand Hill
Suite 150             President of the    Advisors, Inc. since 1982.
Menlo Park, CA 94025  Sand Hill Portfolio
(6/28/48)             Manager Fund series

*Leland H. Faust      President of        Mr. Faust is President of CSI
One Montgomery St.    the CSI Equity      Capital Management, Inc. since
Suite 2525            Fund and the CSI    1978.  Mr. Faust is also a Partner
San Francisco, CA     Fixed Income Fund   in the law firm Taylor & Faust
94104 (8/30/46)                           since September, 1975.


*F. Byron Parker, Jr. Secretary           Mr. Parker is Secretary of
810 Lindsay Court                         CSS and FDCC since 1986;
Richmond, VA 23229                        Secretary of Vontobel
(1/26/43)                                 Funds, Inc., a registered
                                          investment  company since March, 1997;
                                          and Partner in the law firm  Mustian &
                                          Parker.

*Franklin A. Trice,   Vice President of   Mr. Trice is President of Virginia
III                   the Company and     Management Investment Corp. since
P.O. Box 8535         President of the    May, 1998; and a registered
Richmond, VA  23226-  New Market Fund     representative of FDCC, the
0535 (12/25/63)       series              Company's underwriter since
                                          September, 1998. Mr. Trice has been
                                          a broker with Scott & Stringfellow
                                          from March, 1996 to May, 1998 and
                                          with Craigie, Inc. from March, 1992
                                          to January, 1996.

*John T. Connor, Jr.  Vice President of  President of Third Millennium
515 Madison Ave.,     the Company and    Investment Advisors, LLC since
24th Floor            President of the   April, 1998; and Chairman of
New York, NY 10022    Third Millennium   ROSGAL, a Russian financial company
(6/16/41)             Russia Fund series and of its affiliated ROSGAL
                                         Insurance since 1993.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Advisor. The "independent" Directors receive an annual retainer of $1,000.00 and a fee of $200.00 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 31, 1998 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

For the fiscal period ended August 31, 1998, the Directors received the following compensation from the Company:


            Aggregate Compensation                           Total
Name and    From the Funds          Pension or Retirement    Compensation
Position    Fiscal Year Ended       Benefits Accrued as      from the
Held        August 31, 1998(1)      Part of Fund Expenses    Company
-------------------------------------------------------------------------------
John Pasco, III,           0                N/A                   0
Director
Samuel Boyd, Jr.,       2,200               N/A               3,700
Direc tor
William E. Poist,       2,200               N/A               3,700
Director
Paul M. Dickinson,      2,200               N/A               3,700
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Fund's fiscal year ended August 31, 1998.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 1998 Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94101-4122 owned of record 37,277,202.18 outstanding shares (or 99.151%) of the Equity Fund, and 38,718,905.14 outstanding shares (or 99.936%) of the Fixed Income Fund.

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

CSI Capital Management, Inc. (the "Advisor), 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, is the Funds' investment adviser. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (as amended, the "Advisers Act"). The Advisor is an independent, privately-owned firm. Leland Faust, a Vice President of the Company, is the sole owner of the Advisor. Mr. Faust, who has been President of the Advisor since 1978, is the President of each Fund, and is the portfolio manager for each Fund.

The Advisor serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements are effective for a period of two years from October 14, 1997, and may be renewed annually thereafter. The Advisory Agreements will automatically terminate in the event of their "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Advisor. Under the Advisory Agreements, the Advisor, subject to the supervision of the Directors, provides a continuous investment program for each Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Funds' investment objectives, policies, and restrictions as set forth in their prospectus and this SAI. The Advisor is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Advisor also maintains books and records with respect to the securities transactions of the Funds and furnishes to the Directors such periodic or other reports as the Directors may request.

Each Fund is obligated to pay the Advisor a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. With respect to the Fixed Income Fund, the Advisor has voluntarily agreed to waive its advisory fee or make payments to limit the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.00% of average daily net assets through December 31, 1999. During the fiscal year ended August 31, 1998, $142,044 and $164,495 were paid to the Advisor by the Equity Fund and Fixed Income Fund, respectively. During 1998 the Advisor voluntarily waived $83,263 of the Fixed Income Fund's advisory fee.

Pursuant to the terms of the Advisory Agreements, the Advisor pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Advisor under the Advisory Agreements are not exclusive, and the Advisor is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION


Pursuant to separate Administration Agreements with the Company dated October 14, 1997 (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Advisor. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of; 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period ended August 31, 1998, CSS received fees of $34,549 and $39,366 from the Equity Fund and the Fixed Income Fund, respectively.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to a Custodian Agreement with the Company dated October 17, 1997, Star Bank acts as the custodian of the Funds' securities and cash. Portfolio securities purchased for the Funds are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. Star Bank maintains separate accounts in the name of each Fund. Star Bank is responsible for holding and making payments of all cash received for the account of the relevant Fund.

Star Bank may make payments from each Fund for the purchase of securities, payment of interest, taxes, fees and other operating expenses. As the custodian, Star Bank is authorized to endorse and collect checks, drafts or other orders for payment and is responsible for the release or delivery of portfolio securities and monitoring compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. Star Bank is compensated on the basis of an annual fee based on the market value of assets of each Fund and fees for certain transactions.

Pursuant  to an  Accounting  Service  Agreement  dated  October  14,  1997  (the
"Accounting Agreement"), Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, is responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the net asset values per share of the Funds; and preparing security position, transaction and cash position reports. Star Bank also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Star Bank is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

For the period ended August 31, 1998, Star Bank received fees of $13,824 and $12,488 from the Equity Fund and the Fixed Income Fund, respectively.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Funds' shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. During the period from commencement of operations through August 31, 1998, FSI received $7,384 and $7,464 for its services to the Equity Fund and the Fixed Income Fund, respectively.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD").
The offering of the Funds' shares is continuous.


INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS
It is the policy of the Advisor, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisor, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Advisor with investment recommendations or statistical, research or similar services useful to the Advisor's investment decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Advisor may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may exist from this treatment of transactions.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisor makes purchases and sales for the Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Equity Fund, 50,000,000 to the Fixed Income Fund and 150,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

The Funds reserve the right to reject any purchase order and to suspend the offering of shares of one or both of the Funds. Under certain circumstances the Company or the Advisor may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A one percent redemption fee is deducted from the proceeds of Equity Fund shares redeemed less than one year after purchase. The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Equity Fund. The Advisor reserves the right to waive the redemption fee for its clients.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.


SMALL ACCOUNTS: Due to the relative higher cost of maintaining small accounts, the Company may deduct $10 per year from your account with a Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account: The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions: A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Invest-A-Matic Accounts: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax advisor for specific advice concerning tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income: The Funds receive income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains: The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions: Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions: The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company: Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements: To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of fund shares: Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations: Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations: Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

The Equity Fund did not pay a dividend for the most recent fiscal year end. In the future, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities: The Funds may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                                     6
            YIELD = 2[(     A-B   + 1) -1]
                             CD

      Where:
      A = dividends and interest earned during the period. B = expenses accrued for the period (net of reimbursements). C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      D = the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

              n
      P(1+ T) = ERV

      Where:

      P = a hypothetical initial payment $1,000 T = average annual total return n = number of years (l, 5 or 10)
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

      The average annual total returns for the Funds are as follows:

            Fund                          Commencement of Operations
            Equity Fund                   -1.20% (10/14/97 to 8/31/98)
            Fixed Income Fund              4.80% (1/27/98 to 8/31/98)

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

The financial statements, including notes to financial statements, and reports of independent accountants of the Company with respect to the Equity Fund and the Fixed Income Fund, for the fiscal year ended August 31, 1998 are hereby incorporated by reference herein to the Annual Report to Shareholders of the Company with respect to the Equity Fund and the Fixed Income Fund as filed with the U.S. Securities and Exchange Commission on October 31, 1998. You can reeive free copies of reports, request other information and discuss your questions about the Equity Fund and the Fixed Income Fund directly at:



                  THE WORLD FUNDS, INC.
                  1500 Forest Avenue, Suite 223
                  Richmond, Virginia  23229
                  TELEPHONE: 1-800-527-9525
                  E-MAIL:  mail@shareholderservices.com







                              THE WORLD FUNDS, INC.
       1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, VA 23229
                (804) 285-8211 (800) 527-9500 Fax (804) 285-8251


April 19, 1999



VIA EDGAR

Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE:   The World Funds, Inc.
            File Number 333-29289
            Filed Pursuant to Rule 497 (e)

Gentlemen:

      Transmitted herewith for electronic filing on behalf of The World Funds, Inc. (the "Funds"), please find enclosed, pursuant to Rule 497 (e) under the Securities Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information of the Funds dated March 30, 1999 for the CSI Fixed Income Fund and the CSI Equity Fund series.

      Should you have any questions regarding the filing of such documents, please call the undersigned.

Sincerely,



/s/ John Pasco, III
John Pasco, III